Exhibit 99.10

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

Friedman Billings Ramsey

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	14	4,315,786.08	1.17	5.458	641	75.20
5.501 - 6.000	84	23,320,220.10	6.33	5.867	652	72.41
6.001 - 6.500	118	28,580,302.47	7.76	6.320	657	75.81
6.501 - 7.000	323	75,325,389.57	20.45	6.820	647	77.08
7.001 - 7.500	290	59,916,056.09	16.27	7.290	643	77.75
7.501 - 8.000	282	53,405,734.08	14.50	7.772	615	77.44
8.001 - 8.500	181	32,130,542.92	8.73	8.265	594	78.80
8.501 - 9.000	176	29,220,907.25	7.93	8.795	579	78.90
9.001 - 9.500	85	12,451,718.55	3.38	9.295	559	79.85
9.501 - 10.000	383	24,112,961.13	6.55	9.892	618	91.08
10.001 - 10.500	138	9,543,446.32	2.59	10.265	622	90.72
10.501 - 11.000	122	7,638,766.22	2.07	10.766	624	95.11
11.001 - 11.500	36	2,248,633.84	0.61	11.286	597	92.26
11.501 - 12.000	122	5,711,893.98	1.55	11.935	613	99.43
12.001 - 12.500	3	149,041.16	0.04	12.182	638	100.00
12.501 - 13.000	3	182,863.47	0.05	12.879	618	100.00

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

Min: 5.300
Max: 13.000
Weighted Average: 7.770

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	466	15,510,559.56	4.21	10.399	642	96.18
50,000.01 - 100,000.00	495	36,452,416.41	9.90	9.295	629	86.65
100,000.01 - 150,000.00	395	49,158,356.40	13.35	8.030	623	78.60
150,000.01 - 200,000.00	303	53,037,719.32	14.40	7.543	616	76.19
200,000.01 - 250,000.00	245	55,061,564.46	14.95	7.467	620	76.84
250,000.01 - 300,000.00	173	47,580,619.26	12.92	7.321	624	77.38
300,000.01 - 350,000.00	107	34,770,717.14	9.44	7.381	635	77.62
350,000.01 - 400,000.00	72	27,065,635.03	7.35	7.204	628	78.44
400,000.01 - 450,000.00	39	16,547,908.34	4.49	7.003	643	79.12
450,000.01 - 500,000.00	40	19,048,612.46	5.17	7.235	624	79.41
500,000.01 - 550,000.00	12	6,260,644.95	1.70	7.429	624	81.37
550,000.01 - 600,000.00	9	5,171,591.89	1.40	7.360	627	76.67
600,000.01 - 650,000.00	3	1,929,550.50	0.52	6.424	639	72.12
650,000.01 - 700,000.00	1	658,367.51	0.18	7.000	741	80.00

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

Min: $14,917.38
Max: $658,367.51
Average: $ 156,039.94

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	1,026	194,344,841.66	52.77	7.692	604	76.80
ARM 2/28 - 60 mo. IO	192	52,117,615.94	14.15	7.112	671	79.89
ARM 2/28 - Balloon 40/30	123	31,900,268.17	8.66	6.904	643	77.83
Fixed - Balloon 30/15	561	28,114,002.15	7.63	10.409	652	99.36
ARM 5/25	123	24,556,553.18	6.67	7.469	625	76.56
Fixed 20 yr	180	9,910,538.68	2.69	10.273	656	97.11
Fixed 30 yr	63	9,047,878.22	2.46	7.380	640	68.69
ARM 5/25 - 60 mo. IO	18	5,136,660.67	1.39	6.938	677	77.76
ARM 5/25 - Balloon 40/30	20	5,042,765.35	1.37	6.277	655	74.58
ARM 3/27	27	5,032,161.31	1.37	7.744	598	73.39
ARM 3/27 - Balloon 40/30	6	1,571,222.85	0.43	7.365	630	74.69
Fixed 15 yr	10	495,465.51	0.13	9.807	619	78.83
Fixed 10 yr	7	465,176.95	0.13	8.406	626	73.12
ARM 3/27 - 60 mo. IO	2	369,000.00	0.10	7.777	634	84.15
Fixed 25 yr	1	82,150.96	0.02	8.305	556	80.00
Fixed - Balloon 20/15	1	67,961.63	0.02	12.000	612	100.00

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable	1,388	281,556,832.76	76.46	7.552	619	77.32
Adjustable Balloon	149	38,514,256.37	10.46	6.840	644	77.28
Fixed Balloon	562	28,181,963.78	7.65	10.413	652	99.36
Fixed	261	20,001,210.32	5.43	8.901	647	83.17

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

Debt-to-Income Ratio (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.01 - 10.00	3	111,783.42	0.03	9.236	635	75.08
10.01 - 15.00	6	877,701.18	0.24	7.694	621	65.12
15.01 - 20.00	31	4,062,669.72	1.10	7.337	626	70.13
20.01 - 25.00	67	7,335,634.37	1.99	8.028	610	77.41
25.01 - 30.00	96	12,364,953.18	3.36	7.595	611	75.69
30.01 - 35.00	260	35,020,866.95	9.51	7.753	625	77.01
35.01 - 40.00	357	54,046,396.67	14.68	7.634	631	78.77
40.01 - 45.00	630	97,229,809.52	26.40	7.775	629	80.04
45.01 - 50.00	899	154,922,354.96	42.07	7.831	625	80.30
50.01 - 55.00	11	2,282,093.26	0.62	7.723	595	78.56

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

Min: 6.00
Max: 54.00
Weighted Average: 42.30

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	385	79,161,609.23	21.50	7.475	626	77.24
2	1,297	223,737,513.29	60.76	7.634	622	78.19
3	610	62,035,104.20	16.85	8.482	639	84.98
4	47	2,283,201.57	0.62	10.487	657	98.72
5	15	750,179.54	0.20	11.130	659	100.00
6	6	286,655.40	0.08	10.975	651	100.00

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

Min: 1
Max: 6
Weighted Average: 2

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	1,614	330,616,524.08	89.78	7.463	623	77.04
2	746	37,637,739.15	10.22	10.464	653	99.33

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.01 - 15.00	1	69,895.78	0.02	7.500	608	13.08
15.01 - 20.00	3	304,787.00	0.08	6.619	637	19.29
20.01 - 25.00	7	615,334.55	0.17	7.114	643	21.20
25.01 - 30.00	6	732,938.63	0.20	6.716	612	28.44
30.01 - 35.00	7	836,002.71	0.23	7.467	591	33.36
35.01 - 40.00	10	1,516,000.83	0.41	7.431	600	37.78
40.01 - 45.00	6	992,444.17	0.27	6.984	574	42.17
45.01 - 50.00	15	2,137,908.95	0.58	7.543	584	47.12
50.01 - 55.00	16	3,004,999.72	0.82	7.027	590	53.04
55.01 - 60.00	46	8,967,187.52	2.44	7.176	596	57.51
60.01 - 65.00	55	9,433,903.46	2.56	7.351	596	63.00
65.01 - 70.00	113	20,946,496.63	5.69	7.670	583	68.61
70.01 - 75.00	154	33,789,603.07	9.18	7.385	591	74.05
75.01 - 80.00	1,028	212,584,008.22	57.73	7.368	638	79.86
80.01 - 85.00	77	17,069,676.29	4.64	8.383	590	84.54
85.01 - 90.00	92	18,392,284.24	4.99	8.106	629	89.25
90.01 - 95.00	30	2,115,301.73	0.57	10.142	638	94.41
95.01 - 100.00	694	34,745,489.73	9.44	10.477	653	99.91

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

Min: 13.08
Max: 100.00
Weighted Average: 79.32

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
480 - 499	1	245,481.69	0.07	10.000	485	70.00
500 - 519	102	16,940,485.45	4.60	9.044	509	72.40
520 - 539	104	18,645,973.55	5.06	8.528	530	73.78
540 - 559	97	18,908,400.12	5.13	8.170	550	73.03
560 - 579	92	18,492,468.39	5.02	7.746	569	73.40
580 - 599	112	23,798,076.27	6.46	7.690	589	75.76
600 - 619	450	60,964,991.13	16.56	8.322	610	80.98
620 - 639	472	65,050,509.54	17.66	7.620	630	81.98
640 - 659	326	48,284,379.71	13.11	7.407	650	80.53
660 - 679	242	38,954,195.74	10.58	7.386	669	81.82
680 - 699	158	26,120,418.41	7.09	7.035	689	80.42
700 - 719	76	11,222,373.32	3.05	7.498	710	82.51
720 - 739	67	10,576,402.16	2.87	7.305	730	82.04
740 - 759	27	4,811,683.23	1.31	7.099	749	80.45
760 - 779	22	3,581,862.92	0.97	7.226	769	80.00
780 - 799	10	1,481,333.94	0.40	7.320	787	81.10
800 - 819	2	175,227.66	0.05	8.281	804	85.41

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

Min: 485
Max: 811
NZ Weighted Average: 626

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,318	176,901,567.52	48.04	7.942	648	83.13
Cashout Refinance	838	171,089,501.83	46.46	7.496	603	74.66
Rate/Term Refinance	204	20,263,193.88	5.50	8.583	622	85.39

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	2,050	316,184,334.86	85.86	7.771	624	79.36
Condo	186	26,520,838.22	7.20	7.846	642	80.52
Duplex	109	20,893,942.39	5.67	7.753	636	79.51
3-4 Family	15	4,655,147.76	1.26	7.334	636	68.61

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	2,360	368,254,263.23	100.00	7.770	626	79.32

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	2,277	353,369,576.93	95.96	7.775	626	79.58
Non-Owner Occupied	66	11,220,576.43	3.05	7.688	635	71.79
Second Home	17	3,664,109.87	0.99	7.579	599	76.68

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Arizona	50	7,435,885.15	2.02	7.481	617	77.66
California	395	96,639,479.15	26.24	7.289	636	78.43
Colorado	16	1,804,829.66	0.49	7.795	634	82.70
Connecticut	34	5,801,076.17	1.58	7.587	636	77.61
Delaware	3	349,969.49	0.10	9.051	563	83.42
Florida	674	101,545,716.46	27.57	7.713	630	80.14
Georgia	94	9,234,889.76	2.51	8.593	621	83.47
Hawaii	1	224,764.16	0.06	11.150	511	75.00
Illinois	5	376,273.70	0.10	8.279	571	86.17
Indiana	7	467,306.34	0.13	9.392	618	84.93
Iowa	1	131,901.05	0.04	7.450	617	80.00
Kansas	8	712,454.71	0.19	7.836	631	81.36
Kentucky	4	565,613.02	0.15	7.747	607	78.11
Louisiana	3	174,131.76	0.05	7.782	645	81.49
Maine	1	97,634.54	0.03	8.750	568	85.00
Maryland	61	11,684,502.80	3.17	8.052	599	77.93
Massachusetts	36	6,364,868.87	1.73	8.405	620	76.46
Michigan	33	3,468,942.88	0.94	7.874	633	79.47
Minnesota	11	1,912,597.75	0.52	7.622	613	81.54
Mississippi	3	290,547.99	0.08	8.622	615	86.41
Missouri	18	1,412,971.16	0.38	8.145	644	82.88
Nevada	27	3,474,750.85	0.94	7.703	641	86.12
New Hampshire	4	553,440.21	0.15	8.257	621	82.34
New Jersey	119	25,665,749.71	6.97	7.962	615	75.87
New Mexico	1	174,070.63	0.05	7.700	600	79.96
New York	109	22,928,315.85	6.23	8.035	610	77.81
North Carolina	30	3,028,876.55	0.82	7.924	635	77.46
Ohio	49	4,058,176.21	1.10	8.525	616	82.17
Oklahoma	30	2,010,481.87	0.55	7.971	650	83.18
Oregon	31	3,801,027.32	1.03	7.768	632	82.26
Pennsylvania	15	1,715,843.15	0.47	8.325	610	82.40
Rhode Island	30	4,706,643.32	1.28	8.210	633	82.52
South Carolina	21	1,867,596.82	0.51	9.207	614	82.26
Tennessee	26	1,817,611.71	0.49	8.301	601	81.68
Texas	303	24,462,959.70	6.64	8.249	615	80.59
Utah	8	914,001.43	0.25	7.476	684	83.83
Virginia	49	9,902,712.85	2.69	8.037	616	78.38
Washington	36	4,789,150.35	1.30	7.804	631	82.04
Wisconsin	14	1,686,498.13	0.46	8.718	615	78.29

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	756	104,849,497.18	28.47	8.242	614	78.78
12	76	12,005,139.33	3.26	8.095	644	82.26
24	1,167	210,315,470.47	57.11	7.472	627	78.94
36	361	41,084,156.25	11.16	7.998	647	81.77

Total:	2,360	368,254,263.23	100.00	7.770	626	79.32

Loans with Penalty: 71.53

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	1,198	251,291,485.53	78.51	7.343	636	78.49
5.501 - 6.000	159	34,318,625.04	10.72	7.620	584	76.42
6.001 - 6.500	146	28,450,851.01	8.89	8.024	558	70.24
6.501 - 7.000	34	6,010,127.55	1.88	9.099	545	66.54

Total:	1,537	320,071,089.13	100.00	7.467	622	77.31

Min: 5.250
Max: 6.650
Weighted Average (>0): 5.634

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.001 - 10.500	3	1,051,521.14	0.33	5.465	655	75.24
10.501 - 11.000	14	4,457,883.52	1.39	5.838	672	67.91
11.001 - 11.500	25	6,725,574.24	2.10	5.916	656	76.78
11.501 - 12.000	100	25,145,728.15	7.86	6.175	645	74.70
12.001 - 12.500	125	29,972,779.74	9.36	6.511	652	76.46
12.501 - 13.000	309	71,572,486.29	22.36	6.897	645	77.45
13.001 - 13.500	271	54,047,931.82	16.89	7.327	641	77.97
13.501 - 14.000	249	48,136,632.43	15.04	7.816	611	77.59
14.001 - 14.500	148	28,816,056.47	9.00	8.267	593	79.06
14.501 - 15.000	145	26,300,615.67	8.22	8.847	571	78.03
15.001 - 15.500	64	11,410,877.24	3.57	9.294	547	78.36
15.501 - 16.000	47	7,040,009.03	2.20	9.771	545	76.90
16.001 - 16.500	25	3,358,061.15	1.05	10.205	531	77.21
16.501 - 17.000	8	1,440,618.81	0.45	10.637	548	80.07
17.001 - 17.500	4	594,313.43	0.19	11.186	515	74.60

Total:	1,537	320,071,089.13	100.00	7.467	622	77.31

Min: 10.450
Max: 17.450
Weighted Average (>0): 13.358

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	14	4,315,786.08	1.35	5.458	641	75.20
5.501 - 6.000	79	21,736,914.45	6.79	5.867	651	72.68
6.001 - 6.500	112	27,381,895.11	8.55	6.320	656	76.28
6.501 - 7.000	314	73,552,921.03	22.98	6.820	647	77.27
7.001 - 7.500	281	58,143,288.37	18.17	7.291	643	77.90
7.501 - 8.000	269	51,775,718.20	16.18	7.772	614	77.58
8.001 - 8.500	163	30,666,079.22	9.58	8.262	594	79.22
8.501 - 9.000	148	27,277,269.99	8.52	8.789	573	78.45
9.001 - 9.500	65	11,369,756.65	3.55	9.285	548	78.28
9.501 - 10.000	53	8,079,706.14	2.52	9.764	542	76.38
10.001 - 10.500	26	3,505,996.37	1.10	10.198	530	77.33
10.501 - 11.000	9	1,671,444.09	0.52	10.652	544	78.68
11.001 - 11.500	4	594,313.43	0.19	11.186	515	74.60

Total:	1,537	320,071,089.13	100.00	7.467	622	77.31

Min: 5.300
Max: 11.450
Weighted Average (>0): 7.467

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2.000	1,290	268,186,755.99	83.79	7.485	620	77.42
3.000	86	17,148,353.94	5.36	7.678	632	77.43
5.000	161	34,735,979.20	10.85	7.217	637	76.45

Total:	1,537	320,071,089.13	100.00	7.467	622	77.31

Min: 2.000
Max: 5.000
Weighted Average (>0): 2.379

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	1,537	320,071,089.13	100.00	7.467	622	77.31

Total:	1,537	320,071,089.13	100.00	7.467	622	77.31

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Months to Next Adjustment ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
21	138	32,120,969.69	10.04	7.373	632	78.56
22	866	177,182,892.43	55.36	7.517	617	77.37
23	337	69,058,863.65	21.58	7.488	625	77.32
33	5	726,831.75	0.23	6.870	587	74.25
34	24	5,336,250.54	1.67	7.707	605	74.14
35	6	909,301.87	0.28	8.016	635	74.87
57	12	2,482,501.25	0.78	6.887	649	74.62
58	107	23,060,034.24	7.20	7.209	638	76.49
59	42	9,193,443.71	2.87	7.329	630	76.87

Total:	1,537	320,071,089.13	100.00	7.467	622	77.31

Min: 21
Max: 59
Weighted Average: 26

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.